UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Metagenomi, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41949	81-3909017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street 7th Floor
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 871-4880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MGX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Metagenomi Therapeutics, Inc. (the “Company”) filed a certificate of amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), solely to change the Company’s name from “Metagenomi, Inc.” to “Metagenomi Therapeutics, Inc.” (the “Name Change”), which became effective at 12:01 a.m. Pacific Time on January 12, 2026. The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s stockholders. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the Name Change, the Company’s Board also amended and restated its Amended and Restated Bylaws (as amended, the “Second Amended and Restated Bylaws”), effective on January 12, 2026, solely to reflect the Name Change. No other changes were made to the Second Amended and Restated Bylaws. A copy of the Second Amended and Restated Bylaws reflecting the Name Change is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

The Company’s common stock will continue to trade on The Nasdaq Global Select Market under the symbol “MGX”. The CUSIP number for the Company’s common stock will not change in connection with the Name Change.

Item 7.01 Regulation FD Disclosure.

Press Release

On January 12, 2026, the Company issued a press release announcing the Name Change and additional business updates. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Corporate Presentation

A copy of the Company’s January 2026 corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Metagenomi Therapeutics, Inc.
3.2	Second Amended and Restated Bylaws of Metagenomi Therapeutics, Inc.
99.1	Press Release Issued by Metagenomi Therapeutics, Inc. on January 12, 2026
99.2	Corporate Presentation of Metagenomi Therapeutics, Inc. dated January 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metagenomi Therapeutics, Inc.

Date:	January 12, 2026	By:	/s/ Jian Irish
Jian Irish, Ph.D., M.B.A. President and Chief Executive Officer